[Liberty logo] LIBERTY     Liberty Financial Companies, Inc.
               FINANCIAL   Federal Reserve Plaza
                           600 Atlantic Avenue
                           Boston, MA 02210-2214
                           617-722-6000

January 2, 1995

Mr. John A. Benning
60 Lee Street
Marblehead, MA 01945

Re: Liberty Financial Companies, Inc. -
    Compensation Committee Resolution

Dear Mr. Benning:

I am pleased to attach a copy of the resolution voted at the meeting of December 14, 1994 of the Compensation Committee of Liberty Financial Companies, Inc. ("LFC") which sets forth an adjustment to the formulation of your retirement benefits and has been certified by the assistant clerk of LFC, John L. Davenport.

If the attached Compensation Committee Resolution fully describes your understanding of LFC's agreement with you as it pertains to the adjustments to the formulation of your retirement benefits, please sign and return the enclosed copy of this letter.

Sincerely,

[signature of Gary L. Countryman]
Gary L. Countryman
Chairman of the Board

GLC/jt
Attachment
cc: Kenneth R. Leibler

AGREED TO AND ACCEPTED:

By: [signature of John A. Benning]
    John A. Benning

Dated: Jan. 8, 1995

                      LIBERTY FINANCIAL COMPANIES, INC.

                        ASSISTANT CLERK'S CERTIFICATE

       Resolutions of Compensation Committee Meeting, December 14, 1994

THE UNDERSIGNED, John L. Davenport, hereby certifies that he is the duly elected and authorized Assistant Clerk of Liberty Financial Companies, Inc., a Massachusetts corporation (the "Corporation") and as such is hereby authorized to execute this Certificate on behalf of the Corporation.

The undersigned further certifies that the following resolution was unanimously adopted at a Meeting of the Compensation Committee of the Corporation on December 14, 1994 and is incorporated in the minutes thereto:

  WHEREAS, John A. Benning, Senior Vice President of the Company (the "Executive") has been, for more than ten years a senior officer of the Company, and for more than 20 years a senior officer with its predecessor companies, and along with other executives (sometimes referred to as "the Baker 8") has been insured pursuant to a Supplemental Executive Life Insurance Program, which can be converted into a supplemental retirement income plan, all of which has been administered since 1985 through Baker & Lander Insurance Agency, Inc.; and

  WHEREAS, the Company has determined that it would be in its best interests to terminate these policies and to substitute term life insurance benefits through policies issued by Liberty Life Assurance Company and to provide retirement income through the Company's Pension Plan and Supplemental Pension Plan;

  NOW THEREFORE, for good and valuable consideration, including the Employee having released the Company from any and all benefits or obligations flowing from the Supplemental Executive Life Insurance Program administered through Baker & Lander Insurance Agency;

NOW THEREFORE IT IS HEREBY VOTED AND AGREED that as and when it becomes necessary to calculate Executive's pension benefits occasioned by the Employee's retirement from the Company, that the Company's Supplemental Pension Benefit Computation shall be determined by using the Employee's date of hire of October 1, 1973 for determining Years of Credited Service and the highest three consecutive years' Earnings for purposes of determining Average Earnings, notwithstanding the provisions of Section 2.3(b)(vi) and Section 1.8 of the Company's Pension Plan as those terms apply to the Company's Supplemental Pension Plan Benefit Computation, less the Torchmark benefit previously received by the Executive.

  BE IT FURTHER VOTED that the Corporation shall not rescind nor amend the above resolution which shall remain in full force and effect, as written, during Mr. Benning's lifetime and the lifetime of anyone receiving an optional form of benefit elected under the pension plan.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and the seal of the Corporation on this 22nd day of December, 1994.

(Corporate Seal)             By: [signature of John L. Davenport]
                                 John L. Davenport
                                 Assistant Clerk

[Liberty logo]LIBERTY      Liberty Financial Companies, Inc.
              FINANCIAL    Federal Reserve Plaza
                           600 Atlantic Avenue
                           Boston, MA 02210-2214
                           617-722-6000

January 2, 1995

Mr. Sabino Marinella
14 Louis Drive
Wellesley, MA 02181

Re: Liberty Financial Companies, Inc. - Compensation
    Committee Resolution and Pre-Retirement Pension Election

Dear Mr. Marinella:

I am pleased to attach a copy of the resolution voted at the meeting of December 14, 1994 of the Compensation Committee of Liberty Financial Companies, Inc. ("LFC") which sets forth in financial terms your retirement benefit and has been certified by the clerk of LFC, John A. Benning.

While it was your intention to retire in early 1995, I and the new Chief Executive Officer of LFC, Ken Leibler, have requested that you continue as a full-time employee through all of 1995.

We also understand that had you retired in early 1995, you would have elected a 100% joint and survivor annuity benefit. To be certain that you and Mrs. Marinella are not disadvantaged by Section 7.1 of the LFC Pension Plan, Towers Perrin, the pension consultants of LFC, have recommended that LFC and you should mutually agree to the form of the Compensation Committee's resolution and the terms of this letter, all in consideration of your agreement to remain as a full-time employee through the entire year of 1995.

In the event that you should die before your actual retirement, Mrs. Marinella, as your surviving spouse, shall be entitled to a Total LFC Retirement Benefit (payable monthly) for her lifetime in an amount equal to the annual amount which would have been payable to her had you retired immediately prior to your death and elected to have your Total LFC Retirement Benefit ($473,042 per year life annuity option per the Compensation Committee Resolution) paid as an Actuarial Equivalent (according to the Actuarial Equivalency Factors described in the Pension Plan) for a 100% joint and survivor annuity option with your spouse as designated beneficiary. For example, as of January 1, 1995, the amount payable to your spouse would have been $397,355. This pre-retirement surviving spouse benefit shall commence on the first day of the month coinciding with or next following the date of your death and shall consist of the amounts actually payable under the LFC Pension Plan and the Supplemental Pension Plan with the balance payable under this agreement.

Mr. Sabino Marinella
January 2, 1995
Page 2

In the event that you survive to your actual retirement date, your Total LFC Retirement Benefit (regardless of your actual retirement date), as described in the attached resolution and its Schedule A, shall be paid in the amount and in the form of the option you ultimately elect under the LFC Pension Plan.

If this letter and the attached Compensation Committee Resolution fully describes your understanding of LFC's agreement with you as it pertains to your retirement benefits, please sign and return the enclosed copy of this letter.

Sincerely,

[signature of Gary L. Countryman]
Gary L. Countryman
Chairman

GLC/jt
Attachment
cc: Kenneth R. Leibler

AGREED TO AND ACCEPTED:

By: [signature of Sabino Marinella]
    Sabino Marinella

Dated: January 2, 1995

                      LIBERTY FINANCIAL COMPANIES, INC.

                             CLERK'S CERTIFICATE

       Resolutions of Compensation Committee Meeting, December 14, 1994

THE UNDERSIGNED, John A. Benning, hereby certifies that he is the duly elected and authorized Clerk of Liberty Financial Companies, Inc., a Massachusetts corporation (the "Corporation") and as such is hereby authorized to execute this Certificate on behalf of the Corporation.

The undersigned further certifies that the following resolution was unanimously adopted at a Meeting of the Compensation Committee of the Corporation on December 14, 1994 and is incorporated in the minutes thereto:

  WHEREAS, Sabino Marinella has faithfully served the Corporation as its founder since 1985 and as Chief Executive Officer of its predecessor companies for over 25 years; and

  WHEREAS, Mr. Marinella desires to retire from the Corporation on a date to be determined, but not sooner than January 1, 1996;

  NOW THEREFORE, for good and valuable consideration, including Mr. Marinella's release of the Corporation from any and all benefits or obligations flowing from the Supplemental Executive Life Insurance Program administered through Baker & Lander Insurance Agency;

  BE IT VOTED that in recognition of his service to the Corporation, the Corporation agrees to pay over the term of Mr. Marinella's lifetime, as an enhancement to his retirement benefits, an "annual enhancement amount" which, when added to Mr. Marinella's retirement benefits from the Corporation's pension plan and supplemental pension plan, shall total $473,042. This benefit is payable as a life annuity, but actuarially equivalent optional forms offered under the pension plan may be elected. See attached Schedule A.

  BE IT FURTHER VOTED that the Corporation shall not rescind nor amend the above resolution which shall remain in full force and effect, as written, during Mr. Marinella's lifetime and the lifetime of anyone receiving an optional form of benefit elected under the pension plan.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and the seal of the Corporation on this 22 day of December, 1994.

(Corporate Seal)             By: [signature of John A. Benning]
                                 John A. Benning, Clerk

                     LIBERTY FINANCIAL COMPANIES, INC.

              COMPENSATION COMMITTEE MEETING, DECEMBER 14, 1994

          Schedule A of the Resolution Adopted for Sabino Marinella

Pension Benefit Calculations(1)

Sabino Marinella            100% Joint and Survivor    $397,355.00
Camille Marinella            (Section 8.3 of the
                             LFC Pension Plan)
Sabino Marinella            Life Only                  $473,042.00
                             (Section 8.4 of the
                             LFC Pension Plan)
Sabino Marinella            Life With 10-Year Certain  $442,076.00
                             (Section 8.5 of the
                             LFC Pension Plan)


(1) The Life Only amount is fixed regardless of actual retirement date. The other two options are the Actuarial Equivalents derived from the Life Only option and are also fixed in amount regardless of actual retirement date.